Summary of Essential Information
as of August 31, 1998

SIZE OF OFFERING
-------------------------------------------

Aggregate Value of Securities......  $232,975.59
Number of Units....................       25,000

PRICE
-------------------------------------------

Public Offering Price Per Unit
  (including sales charge).....          $9.3914
Minimum Purchase: $1,000
Public Offering Price Per 100
  Units (including sales
  charge)......................          $939.14

RECORD DATES
-------------------------------------------

January 1, 1999, April 1, 1999, July 1, 1999
  and November 1, 1999

DISTRIBUTION DATES
-------------------------------------------

January 15, 1999, April 15, 1999, July 15,
  1999 and on or about November 8, 1999

TERMINATION DATE
------------------------------------------------
November 1, 1999

SALES CHARGE
------------------------------------------------
The sales charge is 2.90% of the Public Offering Price of which $20 per 100 Units is deferred. The deferred sales charge generally is paid from the proceeds of securities sold each month commencing November 30, 1998 ($2.50 per 100 Units per month for 8 months). Volume discounts begin on orders of $25,000 or more.
------------------------------------------------

TRUSTEE                      SPONSOR
The Bank of New York         Dean Witter Reynolds Inc.
101 Barclay Street           2 World Trade Center
New York, New York 10286     New York, New York 10048

------------------------------------------------

    MORGAN STANLEY DEAN WITTER IS A SERVICE MARK OF MORGAN STANLEY DEAN WITTER & CO.

HISTORICAL PERFORMANCE

The following table shows the actual performance of (i) the S&P
500-Registered Trademark- Index and (ii) a hypothetical investment in the Select Global 30 strategy (the average of the total return in U.S. dollars of the 10 highest yielding stocks in each of the DJIA, FT Index and H.S. Index) (but not any trust) for each year indicated.

                                    S&P
           YEAR             500-REGISTERED TRADEMARK- SELECT GLOBAL 30
          ENDED                    INDEX              STRATEGY
          12/31                 TOTAL RETURN        TOTAL RETURN
--------------------------  --------------------  ----------------
           1983                      22.31%              18.68%
           1984                       5.97%              18.93%
           1985                      31.06%              48.85%
           1986                      18.54%              39.19%
           1987                       5.67%              17.55%
           1988                      16.34%              20.67%
           1989                      31.23%              17.14%
           1990                      -3.14%               0.46%
           1991                      30.00%              31.55%
           1992                       7.43%              15.87%
           1993                       9.94%              59.75%
           1994                       1.29%             -10.44%
           1995                      37.11%              17.45%
           1996                      22.70%              24.41%
           1997                      33.10%               3.35%
  1/1/98 through 8/31/98             -0.45%             -11.47%
--------------------------        --------            --------
  Average Annual Return,             17.30%              20.34%
        1983-1997

Returns shown represent price changes plus dividend returns and do not reflect commissions incurred in buying and selling portfolio securities or taxes. Only the Select Global 30 Strategy figures reflect Trust sales charges (the full sales charge in the first year; reduced rollover sales charges thereafter), estimated expenses and quarterly reinvestment of dividends. These returns are not guarantees of future performance and should not be used as a predictor of returns to be expected in connection with the Trust. The actual returns of a particular trust or purchase of units of a trust will vary from hypothetical strategy returns due to, among other things, timing differences and the fact that an actual trust has sales charges, expenses and commissions. As indicated in the above table, the Select Global 30 strategy underperformed the S&P 500 Index in certain years and there can be no assurance that the Trust will outperform a hypothetical investment in the S&P 500 Index over the life of the Trust.

Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed or sold, may be worth more or less than their original cost.

-Registered Trademark-S&P 500-Registered Trademark- is a registered trademark of the McGraw-Hill Companies, Inc.

#37615

                        SCHEDULE OF PORTFOLIO SECURITIES
                 MORGAN STANLEY DEAN WITTER SELECT EQUITY TRUST
                        SELECT GLOBAL 30 PORTFOLIO 98-5
                      ON DATE OF DEPOSIT, AUGUST 31, 1998

                                                                                            PERCENTAGE
                                                                                                OF
                                                       CURRENT                PROPORTIONATE  AGGREGATE
                                                       ANNUAL                 RELATIONSHIP    MARKET       PRICE PER
PORTFOLIO                                             DIVIDEND    NUMBER OF   BETWEEN NO.    VALUE OF      SHARE TO
   NO.      NAME OF ISSUER                            PER SHARE    SHARES      OF SHARES       TRUST         TRUST
---------   ----------------------------------------  ---------   ---------   -----------   -----------   -----------
            DJIA STOCKS
   1.       AT&T Corp.                                  $ 1.32         146          0.13%         3.14%     $50.1250
   2.       Caterpillar                                   1.20         183          0.16          3.31      $42.1875
   3.       Chevron                                       2.44         105          0.09          3.34      $74.0625
   4.       Exxon Corp.                                   1.64         117          0.10          3.29      $65.4375
   5.       General Motors Corp.                          2.00         135          0.12          3.35      $57.7500
   6.       Goodyear Tire and Rubber Co.                  1.20         163          0.14          3.43      $49.0000
   7.       International Paper                           1.00         211          0.18          3.35      $37.0000
   8.       Minnesota Mining and Manufacturing Co.        2.20         114          0.10          3.35      $68.5000
   9.       Morgan (J.P.) & Co. Incorporated              3.80          81          0.07          3.23      $93.0000
  10.       Philip Morris Cos., Inc.                      1.76         189          0.16          3.37      $41.5625
            FT INDEX STOCKS
  11.       Allied-Domecq PLC                            0.414         938          0.81          3.41      $ 8.4801
  12.       Blue Circle Industries PLC                   0.243       1,861          1.60          3.79      $ 4.7428
  13.       BOC Group PLC                                0.518         608          0.52          3.53      $13.5413
  14.       British Airways PLC                          0.278       1,056          0.91          3.41      $ 7.5248
  15.       BTR PLC                                      0.198       3,545          3.06          3.30      $ 2.1661
  16.       EMI Group                                    0.268       1,130          0.97          3.40      $ 7.0053
  17.       Imperial Chemical Industries PLC             0.536         714          0.62          3.35      $10.9436
  18.       Pennisular & Oriental Steam Navigation
            Company                                      0.511         672          0.58          3.33      $11.5470
  19.       Royal & Sun Alliance Insurance Group PLC     0.362         934          0.81          3.37      $ 8.4130
  20.       Tate & Lyle PLC                              0.284       1,088          0.94          3.41      $ 7.3069
            HS INDEX STOCK
  21.       Amoy Properties Ltd.                         0.062      16,000         13.79          3.30      $ 0.4808
  22.       Great Eagle Holdings Limited                 0.075       9,000          7.76          3.12      $ 0.8067
  23.       Hang Lung Development Co. Ltd.               0.096       9,000          7.76          2.99      $ 0.7744
  24.       Henderson Investment Ltd.                    0.054      14,000         12.07          2.95      $ 0.8804
  25.       Henderson Land Development Co. Ltd.          0.320       3,000          2.59          3.84      $ 2.9814
  26.       Hysan Development Co. Ltd.                   0.126      11,000          9.48          3.17      $ 0.6711
  27.       New World Development Co., Ltd.              0.155       7,000          6.04          3.24      $ 1.0777
  28.       Sino Land Co. Ltd.                           0.034      22,000         18.97          2.68      $ 0.2839
  29.       Sun Hung Kai Properties Ltd.                 0.290       3,000          2.59          3.96      $ 3.0718
  30.       Wharf (Holdings) Ltd.                        0.101       8,000          6.90          3.28      $ 0.9551
                                                                  ---------
                                                                   115,990
                                                                  ---------
                                                                  ---------

INVEST IN THE 10 HIGHEST YIELDING STOCKS IN EACH OF THE
DOW JONES INDUSTRIAL AVERAGE-TM-*, FINANCIAL TIMES INDEX AND HANG SENG INDEX FOR AS LITTLE AS $1,000

SELECT EQUITY TRUSTS

Achieving financial success in today's dynamic markets depends on SELECTING the right investment strategy. As new opportunities emerge, sparked by changing business trends, market strategies must be geared to capitalize on them. Because such opportunities may not be easily identified by individual investors, Morgan Stanley Dean Witter has developed the SELECT GLOBAL SERIES 98-5, SELECT GLOBAL 30 PORTFOLIO 98-5. It is specifically designed for investors seeking income and above-average growth potential.

PORTFOLIO SELECTION

The portfolio of the Trust consists of the 10 common stocks in each of the Dow Jones Industrial Average, Financial Times Index and Hang Seng Index having the highest dividend yield (on or shortly prior to the business day prior to the date of the prospectus).

RISKS

The Trust is an unmanaged, fixed portfolio, and changes in relative dividend yields will not cause changes to the Trust's portfolio. There are certain risks associated with investment in common stocks, particularly foreign securities, including price volatility resulting from factors affecting particular common stock and the equity markets in general. Foreign securities also present currency exchange and additional political and economic risks. The Trust helps reduce risk because an investment is divided among 30 stocks from various industry groups. It would be difficult for the average investor to achieve a comparable level of diversification, without making a substantial capital commitment or incurring odd lot charges. There is increased risk associated with an investment in Hang Seng Index securities. Such securities may be considered speculative. See the Prospectus for more complete information concerning risks.

SHORT-TERM LIFE

The Trust will terminate in approximately one year. The portfolio will then be liquidated or distributed to unitholders in-kind at their election. You may, of course, sell or redeem your Units prior to the Trust's termination. Although the Trust is a one year investment, the strategy is long term. Investors should consider reinvesting in successive trusts, for example, for at least three to five years, to take advantage of the long term strategy.

REINVESTMENT OPTION

Investors may elect to have distributions automatically reinvested in additional units of the Trust subject to the then remaining deferred sales charge.

NO TURNOVER

The Trust typically has no turnover during its life. Unitholders know exactly where their money is invested. Managed investment portfolios may have very high turnover rates over a one-year period.

EASY LIQUIDITY

All or a portion of your Units may be liquidated at any time based on net asset value (including deduction for any unpaid deferred sales charge). The price you receive will reflect market conditions and could be more or less than the price originally paid. Investors may at termination choose to receive their share of the Trust's actual underlying securities.

SUITED FOR RETIREMENT ACCOUNTS

This Trust may be an attractive investment vehicle for a self-directed IRA or self-employed retirement plan ("Keogh plan"). Unless held in an IRA or other tax-deferred vehicle there may be current tax consequences associated with an investment in this type of unit investment trust. As an income- and growth-oriented investment it may be a suitable complement to help achieve overall portfolio diversification.

NO MARKET TIMING

The Trust leaves "emotional trading" behind by focusing and buying a portfolio of stocks with high dividend yields. Due to the Trust's "buy and hold" strategy, an investor's money is generally invested at all times. Managed investment vehicles buy and sell securities and may have a sizable percentage of assets in cash.

ROLLOVER OPTION

Investors, in connection with the Trust's termination, may elect to roll over their investment into units of a new series, if offered, subject only to the deferred sales charge.

------------------------------
*Dow Jones Industrial Average is the property of Dow Jones & Company, Inc. which has not participated in any way in the creation of the Trust or in the selection of the stocks in the portfolio and has not approved any information included in this brochure or in the Trust's prospectus. The publishers of the Financial Times Index and Hang Seng Index have not participated in any way in the creation of the Trust or in the selection of stocks included in the Trust.

FOR A COPY OF THE PROSPECTUS CONTAINING MORE COMPLETE INFORMATION INCLUDING CHARGES, EXPENSES AND RISKS, CONTACT YOUR FINANCIAL ADVISOR. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

[logo]

SELECT GLOBAL 30
PORTFOLIO 98-5
(A UNIT INVESTMENT TRUST)

-INCOME AND ABOVE-AVERAGE
   GROWTH POTENTIAL

- GLOBAL DIVERSIFICATION

- EASY LIQUIDITY

- REINVESTMENT

- ROLLOVER OPTION

UNITS OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE UNITS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENT IN UNITS OF THE TRUST IS SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

MORGAN STANLEY DEAN WITTER